UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2012

HD SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-159809	75-2007383
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

3100 Cumberland Boulevard Suite 1480, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

HD Supply, Inc. hereby provides its quarterly financial results for the fiscal years ended January 29, 2012 (fiscal 2011) and January 30, 2011 (fiscal year 2010), reflecting the results of its Plumbing business which it sold in the third quarter of fiscal year 2011 as a discontinued operation. The following results do not reflect HD Supply Inc.’s Industrial Pipes, Valves and Fittings (IPVF) business, which it sold on March 26, 2012, as a discontinued operation.

Recent Developments

HD SUPPLY, INC.

CONSOLIDATED INCOME STATEMENTS

	Fiscal 2011					Fiscal 2010
Dollars in millions	Q1-11	Q2-11	Q3-11	Q4-11	Fiscal 2011	Q1-10	Q2-10	Q3-10	Q4-10	Fiscal 2010
Net Sales	$1,778	$2,045	$2,075	$1,826	$7,724	$1,697	$1,854	$1,874	$1,590	$7,015
Cost of Sale	1,277	1,472	1,495	1,301	5,545	1,222	1,337	1,352	1,135	5,046

Gross Profit	501	573	580	525	2,179	475	517	522	455	1,969
Operating Expenses:
Selling, General & Administrative	396	408	417	415	1,636	392	389	386	370	1,537
Depreciation & Amortization	86	87	85	86	344	91	91	89	87	358
Restructuring	—	—	—	—	—	5	3	—	—	8

Total Operating Expenses	482	495	502	501	1,980	488	483	475	457	1,903
Operating Income (Loss)	19	78	78	24	199	(13)	34	47	(2)	66
Interest Expense	158	159	160	162	639	156	155	153	159	623
Other (income) expense, net	(1)	—	—	1	—	4	(2)	(1)	(2)	(1)

Income (loss) from continuing operations before income taxes	(138)	(81)	(82)	(139)	(440)	(173)	(119)	(105)	(159)	(556)
Income Tax (Benefit) Expense	20	15	24	20	79	22	(12)	(15)	33	28

Income (Loss) from continuing operations	(158)	(96)	(106)	(159)	(519)	(195)	(107)	(90)	(192)	(584)
Income (loss) from discontinued operations, net of tax	(6)	(5)	1	(14)	(24)	(7)	(8)	(9)	(11)	(35)

Net Income (Loss)	$(164)	$(101)	$(105)	$(173)	$(543)	$(202)	$(115)	$(99)	$(203)	$(619)

EBITDA	$107	$165	$164	$109	$545	$75	$127	$138	$87	$427
Adjusted EBITDA	$112	$171	$171	$115	$569	$90	$133	$142	$92	$457

HD SUPPLY, INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

	Fiscal 2011					Fiscal 2010
Dollars in millions	Q1-11	Q2-11	Q3-11	Q4-11	Fiscal 2011	Q1-10	Q2-10	Q3-10	Q4-10	Fiscal 2010
Net Income (Loss)	$(164)	$(101)	$(105)	$(173)	$(543)	$(202)	$(115)	$(99)	$(203)	$(619)
Less (income) loss from discontinued operations, net of tax	6	5	(1)	14	24	7	8	9	11	35

Income (loss) from continuing operations	(158)	(96)	(106)	(159)	(519)	(195)	(107)	(90)	(192)	(584)
Interest expense, net	158	159	160	162	639	156	155	153	159	623
Provision (benefit) for income taxes	20	15	24	20	79	22	(12)	(15)	33	28
Depreciation and amortization	87	87	86	86	346	92	91	90	87	360

EBITDA	107	165	164	109	545	75	127	138	87	427

Adjustments to EBITDA
Other (income) expense, net	(1)	—	—	1	—	4	(2)	(1)	(2)	(1)
Restructuring charge	—	—	—	—	—	5	3	—	—	8
Stock-based compensation	4	5	7	4	20	4	4	5	4	17
Management fee & related expenses paid to Equity Sponsors	1	2	1	1	5	1	2	1	1	5
Other	1	(1)	(1)	—	(1)	1	(1)	(1)	2	1

Adjusted EBITDA	$112	$171	$171	$115	$569	$90	$133	$142	$92	$457

Non-GAAP Measures

To provide clarity, internally and externally, about our operating performance for the periods presented above, we supplemented our reporting of loss from continuing operations with non-GAAP measurements, including EBITDA and Adjusted EBITDA.

EBITDA, a measure used by management to evaluate operating performance, is defined as Net income (loss) less Income (loss) from discontinued operations, net of tax, plus (i) Interest expense and Interest income, net, (ii) Provision (benefit) for income taxes, and (iii) Depreciation and amortization. EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and other debt service requirements. We believe EBITDA is helpful in highlighting trends because EBITDA excludes the results of decisions that are outside the control of operating management and that can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate, age and book depreciation of facilities and capital investments. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We compensate for the limitations of using non-GAAP financial measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than U.S. GAAP results alone. Because not all companies use identical calculations, our presentation of EBITDA may not be comparable to other similarly titled measures of other companies.

We present Adjusted EBITDA because it is based on “Consolidated EBITDA,” a measure which is used in calculating financial ratios in several material debt covenants in our Senior Secured Credit Facility and our ABL Credit Facility. Borrowings under these facilities are a key source of liquidity and our ability to borrow under these facilities depends upon, among other things, our compliance with such financial ratio covenants. In particular, both facilities contain restrictive covenants that can restrict our activities if we do not maintain financial ratios calculated based on Consolidated EBITDA and our ABL Credit Facility requires us to maintain a fixed charge coverage ratio of 1:1 if we do not maintain $210 million of borrowing availability. Adjusted EBITDA is defined as EBITDA (which is defined as Net income (loss) less Income (loss) from discontinued operations, net of tax, plus (i) Interest expense and Interest income, net, (ii) Provision (benefit) for income taxes, and (iii) Depreciation and amortization) adjusted to exclude non-cash items and certain other adjustments to Consolidated Net Income permitted in calculating Consolidated EBITDA under our Senior Secured Credit Facility and our ABL Credit Facility. We believe that inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about how the covenants in those agreements operate and about certain non-cash items, items that we do not expect to continue at the same level and other items. The Senior Secured Credit Facility and ABL Credit Facility permit us to make certain adjustments to Consolidated Net Income in calculating Consolidated EBITDA, such as projected net cost savings, which are not reflected in the Adjusted EBITDA data presented in this report. We may in the future reflect such permitted adjustments in our calculations of Adjusted EBITDA. These covenants are important to the Company as failure to comply with certain covenants would result in a default under our Senior Credit Facilities. The material covenants in our Senior Credit Facilities are discussed in HD Supply, Inc.’s annual report on Form 10-K for the year ended January 29, 2012, filed March 23, 2012 with the Securities & Exchange Commission (“SEC”).

EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analyzing our results as reported under U.S. GAAP. Some of these limitations are:

•	EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;

•	EBITDA and Adjusted EBITDA do not reflect our interest expense, or the requirements necessary to service interest or principal payments on our debt;

•	EBITDA and Adjusted EBITDA do not reflect our income tax expenses or the cash requirements to pay our taxes;

•

EBITDA and Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; and although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our annual report on Form 10-K for the year ended January 29, 2012, filed on March 23, 2012 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this press release. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended. By furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2012	HD Supply, Inc.

	By:	/s/ Ricardo Nunez
Ricardo Nunez
Senior Vice President, General Counsel and Corporate Secretary